Exhibit 99.1

AMENDMENT NO. 2 TO LOAN AGREEMENT

AMENDMENT NO. 2 TO LOAN AGREEMENT (this “Amendment”), dated as of May 24, 2006, by and among OfficeMax Incorporated, a Delaware corporation (“Parent”), OfficeMax Contract, Inc., a Delaware corporation (“Contract”), OfficeMax North America, Inc., an Ohio corporation (“North America”), BizMart, Inc., a Delaware corporation (“BizMart”) and BizMart (Texas), Inc., a Delaware corporation (“BizMart Texas”), Honolulu Paper Company Limited, a Hawaii corporation (“Honolulu”), and Reliable Express Corporation, a Delaware corporation (“Reliable”, and together with Parent, Contract, North America, BizMart and Honolulu, each individually a “Borrower” and collectively, “Borrowers”), OfficeMax Corp., an Ohio corporation (“Ohio”), Picabo Holdings, Inc., a Delaware corporation (“Picabo”), OfficeMax Nevada Company, a Nevada corporation (“Nevada”), and OfficeMax Southern Company, a Louisiana limited partnership (“Southern”, and together with Ohio, Picabo and Nevada, each individually a “Guarantor” and collectively, “Guarantors”), Wachovia Capital Finance Corporation (Central), an Illinois corporation, in its capacity as agent pursuant to the Loan Agreement (as hereinafter defined) for the parties thereto from time to time as lenders (in such capacity, together with its successors and assigns, “Agent”), and the parties thereto from time to time as lenders (collectively, “Lenders”).

W I T N E S S E T H:

WHEREAS, Agent, Lenders, Borrowers and Guarantors have entered into financing arrangements pursuant to which Lenders (or Agent on behalf of Lenders) have made and may make loans and advances and provide other financial accommodations to Borrowers as set forth in the Loan Agreement, dated June 24, 2005, by and among Agent, Lenders, Borrowers and Guarantors, as amended by Consent and Amendment No. 1 to Loan and Security Agreement, dated as of December 27, 2005, by and among Agent, Lenders, Borrowers and Guarantors, as further amended hereby (and as the same may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the “Loan Agreement”), and the other agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto (all of the foregoing, together with the Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the “Financing Agreements”);

WHEREAS, Borrowers and Guarantors have requested that Agent and Lenders amend the Loan Agreement to eliminate the Special Reserve and Agent and Lenders are willing to agree to such amendment, subject to the terms and conditions contained herein; and

WHEREAS, by this Amendment, Borrower, Guarantor, Agent and Lenders wish hereby to evidence such amendment;

NOW, THEREFORE, in consideration of the foregoing, and the respective agreements and covenants contained herein, the parties hereto agree as follows:

1.             Interpretation.   For purposes of this Amendment, unless otherwise defined herein, all terms used herein, including, but not limited to, those terms used above, shall have the respective meanings given to them in the Loan Agreement.

2.             Special Reserve.  Section 1.127 of the Loan Agreement is hereby deleted in its entirety and the following substituted therefore:

““Special Reserve” shall mean a Reserve in the amount of Zero

($0) Dollars.”

3.             Representations, Warranties and Covenants.  Each Borrower and Guarantor hereby, jointly and severally, represents, warrants and covenants to Agent and Lenders the following (which shall survive the execution and delivery of this Amendment), the truth and accuracy of which are a continuing condition of the making of Loans and providing Letters of Credit to Borrowers:

(a)           This Amendment and each other agreement or instrument to be executed and delivered by Borrowers and Guarantors in connection herewith (collectively, together with this Amendment, the “Amendment Documents”) have been duly authorized, executed and delivered by all necessary action on the part of each Borrower and Guarantor which is a party hereto and thereto and, if necessary, their respective stockholders and is in full force and effect as of the date hereof, as the case may be, and the agreements and obligations of each Borrower and Guarantor, as the case may be, contained herein and therein constitute the legal, valid and binding obligations of Borrowers and Guarantors, enforceable against them in accordance with their terms.

(b)           The execution, delivery and performance of each of the Amendment Documents (i) are all within each Borrower’s and Guarantor’s respective corporate powers and (ii) are not in contravention of law or the terms of any Borrower’s or Guarantor’s certificate of incorporation, by-laws or other organizational documentation, or any indenture, agreement or undertaking to which any Borrower or Guarantor is party or by which any Borrower or Guarantor or its property is bound.

(c)           No Default or Event of Default exists or has occurred and is continuing.

(d)           All of the representations and warranties set forth in the Loan Agreement and the other Financing Agreements, each as amended hereby and after giving effect to this Amendment, are true and correct in all material respects on and as of the date hereof, as if made on the date hereof, except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct as of such date.

4.             Conditions Precedent.  The provisions contained herein shall only be effective upon the satisfaction of each of the following conditions precedent in a manner satisfactory to Agent:

(a)           Agent shall have received this Amendment, duly authorized, executed and delivered by Borrowers, Guarantors and Lenders; and

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(b)           no Default or Event of Default shall exist or have occurred and be continuing.

5.             Effect of this Agreement.  Except as expressly amended pursuant hereto, no other changes or modifications to the Financing Agreements are intended or implied, and, in all other respects, the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof.  To the extent that any provision of the Loan Agreement or any of the other Financing Agreements are inconsistent with the provisions of this Amendment, the provisions of this Amendment shall control.

6.             Further Assurances.  Borrowers and Guarantors shall execute and deliver such additional documents and take such additional action as may be requested by Agent to effectuate the provisions and purposes of this Amendment.

7.             Governing Law.  The validity, interpretation and enforcement of this Amendment and the other Financing Agreements (except as otherwise provided therein) and any dispute arising out of the relationship between the parties hereto, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of Illinois but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of Illinois.

8.             Binding Effect.  This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

9.             Headings.  The headings listed herein are for convenience only and do not constitute matters to be construed in interpreting this Amendment.

10.           Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of this Amendment by telefacsimile or other method of electronic transmission shall have the same force and effect as the delivery of an original executed counterpart of this Amendment.  Any party delivering an executed counterpart of this Amendment by telefacsimile or other method of electronic transmission shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of such agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on the day and year first above written.

AGENT

WACHOVIA CAPITAL FINANCE CORPORATION
(CENTRAL), as Agent

By:	/s/Anthony Vizgirda
Title: Director

LENDERS

WACHOVIA CAPITAL FINANCE CORPORATION
(CENTRAL)

By:	/s/Anthony Vizgirda
Title: Director

LENDERS

WACHOVIA CAPITAL FINANCE CORPORATION (CENTRAL)

By:	/s/Anthony Vizgirda
Title: Director

BANK OF AMERICA, N.A.

By:	/s/Sally A. Sheehan
Title: Managing Director

GENERAL ELECTRIC CAPITAL CORPORATION

By:	/s/Rebecca Ford
Title: Duly Authorized Signatory

[SIGNATURES CONTINUE ON NEXT PAGE]

THE CIT GROUP/BUSINESS CREDIT, INC.

By:	/s/Matthew DeFranco
Title: Assistant Vice President

WELLS FARGO RETAIL FINANCE, LLC

By:	/s/Cory Loftus
Title: Vice President/ Account Executive

NATIONAL CITY BUSINESS CREDIT, INC.

By:	/s/Joseph Kwasny
Title: Director

PNC BANK, N.A.

By:	/s/Patrick McConnell
Title: Vice President

HARRIS N.A.

By:	/s/Jean R. Elie
Title: Vice President

UPS CAPITAL CORPORATION

By:	/s/John P. Holloway
Title: Director of Portfolio Management

KEYBANK NATIONAL ASSOCIATION

By:	/s/Robert F. Pollis, Jr.
Title: Senior Vice President

NM ROTHSCHILD & SONS LIMITED

By:	/s/Christopher Coleman	By:	/s/Nicholas Wood
Title: Managing Director		Title: Assistant Director

ABN AMRO BANK N.V.

By:	/s/ Harold A Steben	By:	/s/Terrence J. Ward
Title: Senior Vice President		Title: Managing Director

LASALLE RETAIL FINANCE,
a Division of LaSalle Business Credit, LLC,
as agent for Standard Federal Bank, N.A.

By:	/s/Daniel O’Rourke
Title: First Vice President

BORROWER

OFFICEMAX INCORPORATED

By:	/s/John S. Jennings
Title: Vice President and Treasurer

OFFICEMAX CONTRACT, INC.

By:	/s/John S. Jennings
Title: Vice President and Treasurer

OFFICEMAX NORTH AMERICA, INC.

By:	/s/John S. Jennings
Title: Vice President and Treasurer

BIZMART, INC.

By:	/s/John S. Jennings
Title: Vice President and Treasurer

BIZMART (TEXAS), INC.

By:	/s/John S. Jennings
Title: Vice President and Treasurer

HONOLULU PAPER COMPANY LIMITED

By:	/s/John S. Jennings
Title: Vice President and Treasurer

RELIABLE EXPRESS CORPORATION

By:	/s/John S. Jennings
Title: Vice President and Treasurer

GUARANTORS

OFFICEMAX CORP.

By:	/s/John S. Jennings
Title: Vice President and Treasurer

PICABO HOLDINGS, INC.

By:	/s/John S. Jennings
Title: Vice President and Treasurer

OFFICEMAX NEVADA COMPANY

By:	/s/John S. Jennings
Title: Vice President and Treasurer

OFFICEMAX SOUTHERN COMPANY

By:	/s/John S. Jennings
Title: Vice President and Treasurer